UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 7, 2020

PIONEER ENERGY SERVICES CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (855) 884-0575
_________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑
_________________________________________

Item 1.01. Entry into a Material Definitive Agreement.
On August 7, 2020 Pioneer Energy Services Corp. (the “Company”) entered into the First Amendment to Credit Agreement (the “Amendment”) amending its senior secured asset-based revolving credit agreement dated as of May 29, 2020 (the “ABL Credit Agreement” and, as amended by the Amendment, the “Amended ABL Credit Agreement”) with the Company and the subsidiaries of the Company party thereto as borrowers (collectively, the “Borrowers”), the financial institutions party thereto as lenders, and PNC Bank, National Association as administrative agent.
The maturity date of the Amended ABL Credit Agreement remains the earliest of (i) 90 days prior to the maturity of the Senior Secured Notes (as defined in the Amended ABL Credit Agreement), (ii) 90 days prior to the maturity of the Convertible Notes (as defined in the Amended ABL Credit Agreement) and (iii) May 29, 2025. However, the applicable margins to be used to calculate the premium to be charged by our lenders over the “Base Rate” (as defined in the ABL Credit Agreement), or over LIBOR, were changed to 2.75% and 3.75% respectively.
The Amendment reduced the Commitment (as defined in the Amended ABL Credit Agreement) from $75,000,000 to $40,000,000. The Amendment added a new financial covenant pursuant to which the Borrowers are required to maintain Excess Availability (as defined in the Amended ABL Credit Agreement) (plus Qualified Cash (as defined in the Amended ABL Credit Agreement) in an amount not to exceed $2,000,000) in an aggregate amount not less than $4,000,000. The Amendment also amended the financial covenant relating to the Fixed Charge Coverage Ratio (as defined in the ABL Credit Agreement) so as to (i) exclude from the calculation of the Fixed Charge Coverage Ratio any financial results occurring before July 1, 2020, (ii) trigger the Fixed Charge Coverage Ratio testing requirement whenever Excess Availability (plus Qualified Cash, if any, in an amount not to exceed $3,000,000), was less than or equal to 15% of the Maximum Revolver Amount (as defined in the Amended ABL Credit Agreement), and (iii) reset the level at which a Fixed Charge Coverage Ratio is no longer required to be tested. The guaranty and security agreement securing the obligations of the Borrowers under the Amended ABL Credit Agreement was amended to make conforming changes in connection with the Amendment.
The Amendment also reduced maximum amount of Swing Line Loans (as defined in the Amended ABL Credit Agreement) to $4,000,000 in aggregate.
On the First Amendment Effective Date, immediately after giving effect to the Amendment, there were no outstanding principal amounts for Loans under (and as defined in) the Amended ABL Credit Agreement and the aggregate amount of outstanding letters of credit under the Amended ABL Credit Agreement was approximately $8.8 million.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

10.1
First Amendment to Credit Agreement, dated as of August 7, 2020, by and among Pioneer Energy Services Corp., certain of its subsidiaries party thereto, the several lenders party thereto, and PNC Bank, National Association, as administrative agent.

Cautionary Statement Regarding Forward-Looking Statements
Statements contained in this Form 8-K that express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements made in good faith that are subject to risks, uncertainties and assumptions.

These forward-looking statements are based on our current beliefs, intentions, and expectations. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, future events or performance (often, but not always identifiable by the use of the words or phrases such as “will result,” “expects to,” “will continue,” “anticipates,” “plans, “intends,” “estimated,” “projects,” and “outlook”) are not historical facts and may be forward-looking and, accordingly, such statements involve estimates, assumptions and uncertainties which could cause actual results to differ materially from those expressed in these forward-looking statements. Our actual results, performance or achievements could differ materially from those we express in the foregoing discussion as a result of a variety of factors, including the effects of our bankruptcy on our business and relationships, the concentration of our equity ownership following bankruptcy, the application of fresh start accounting, and the effect of the coronavirus (COVID-19) pandemic on our industry. We have discussed many of these factors in more detail in our Annual Report on Form 10-K for the year ended December 31, 2019, as amended by Form 10-K/A for the year ended December 31, 2019, and in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020, including under the heading “Risk Factors” in Item 1A. These factors are not necessarily all the important factors that could affect us. Other unpredictable or unknown factors could also have material adverse effects on actual results or matters that are the subject of our forward-looking statements. All forward-looking statements speak only as of the date on which they are made and we undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise. We advise readers that they should (1) recognize that important factors not referred to above could affect the accuracy of our forward-looking statements and (2) use caution and common sense when considering our forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER ENERGY SERVICES CORP.

/s/ Lorne E. Phillips
Lorne E. Phillips
Executive Vice President and Chief Financial Officer

Dated: August 12, 2020

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
10.1
First Amendment to Credit Agreement, dated as of August 7, 2020, by and among Pioneer Energy Services Corp., certain of its subsidiaries party thereto, the several lenders party thereto, and PNC Bank, National Association, as administrative agent.